Exhibit(p)(23)



                                 [LOGO] INVESCO


                                 CODE OF ETHICS
















                                                                 January 1, 2005

                                TABLE OF CONTENTS

Introduction.................................................................. 2

Definitions................................................................... 2

Self-Compliance............................................................... 4

Principles Governing Personal Investments..................................... 4

Investment Restrictions....................................................... 5
 o      All Employees
 o      Access Employees

Pre-Clearance of Trades....................................................... 7
 o      All Employees
 o      Access Employees

New Hire Holdings Report...................................................... 9
 o      All Employees
 o      Access Employees

Quarterly Securities Transaction Report...................................... 10
 o      All Employees
 o      Access Employees

Annual Holdings Report....................................................... 11
 o      All Employees
 o      Access Employees

Reporting Opening/Closing of Accounts........................................ 13

Administrative Procedures.................................................... 13

Outside Activities........................................................... 15

Gifts........................................................................ 15

AMVESCAP Code of Conduct..................................................... 15

Appendices................................................................... 16
  A. Pre-clearance Officers
  B. Self-Compliance Checklist
  C. AMVESCAP Pre-clearance Guide
  D. Pre-clearance Report
  E. New Hire Holdings/New Account Opening/Annual Holdings Report
  F. Quarterly Securities Transaction Report
  G. Compliance Questionnaire
  H. Outside Activities Report

                                  INTRODUCTION

INVESCO Institutional (N.A.), Inc., its subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") understand that it is a privilege to manage client assets. As investment managers, we are fiduciaries to our clients. And, as fiduciaries, we must always seek to put our clients' best interests first, avoiding any appearance of impropriety arising from conflicts of interest.

The Code of Ethics ("Code") has been adopted by INVESCO North America's Risk Management Committee ("RMC") and applies to all directors, officers and employees of INVESCO. The Code covers personal securities Transactions by INVESCO directors, officers, employees, members of their immediate families, persons who reside with them and relatives who are supported by them.

Administration of the Code is the responsibility of our Compliance Officers. Enforcement of the Code is the responsibility of the RMC. Our Compliance Officers are responsible for reviewing and investigating any reported or suspected violations of the Code and reporting their findings to the RMC. If the investigation discloses that a violation has occurred, the RMC will determine appropriate actions and sanctions, which may include termination of employment.

The RMC believes that compliance with the Code will help prevent actual or perceived conflicts of interest caused by personal securities Transactions. The RMC also believes that the Code is reasonable and that it is not overly restrictive.

From time to time, the Code may be revised. If you have any questions regarding the Code, please contact one of our Compliance Officers.


                                   DEFINITIONS

Whenever used in the Code, and unless the context indicates otherwise, the following terms have the following meanings:

1.    "Employee" means every officer, director or person employed by INVESCO.

2.    "Access Employees" include:

      a. all INVESCO Employees with access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any client, including "Reportable Mutual Funds," defined below.

      b. all INVESCO Employees involved in making securities recommendations to clients, or who have access to such recommendations that are nonpublic.

      c.    all INVESCO directors and officers.

The Chief Compliance Officer shall have final authority to determine who is an Access Employee, Non-Access Employee, or Exempt Employee. Employees will be advised as to their status.

3. "Non-Access Employees" include all Employees who are not Access Employees and are not Exempt Employees.

4. "Exempt Employees" include certain non-resident, temporary and part-time employees and consultants who are notified by a Compliance Officer that they are exempt from the Code.

5. "Pre-clearance Officer" means Employees designated by the Chief Compliance Officer to pre-clear personal securities Transactions (see Appendix A).

6.    "Restricted List" means the list that the investment  department  provides to the Compliance  Department,  which includes those  Securities  that are being purchased or sold for client accounts and Securities that are prohibited from purchase or sale by client accounts or Employees for various reasons (e.g., large concentrated ownership positions or possession of material, non-public information).

7. "Reportable Mutual Fund" means any registered investment company (mutual fund) that INVESCO advises or sub-advises. Reportable Mutual Funds will be posted in the Legal and Compliance section of the INVESCO Website: http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf .

8. "Exempt Securities." means the Securities listed below. "Security" or "non-exempt Security" means ALL Securities EXCEPT those listed below.

      a. shares of registered open-end investment companies (mutual funds) except for Reportable Mutual Funds (shown on the INVESCO Website);

      b. direct obligations of the U.S. Government (but not its agencies or instrumentalities, e.g., FNMA or GNMA, etc.);

      c.    bankers' acceptances;

      d.    bank certificates of deposit;

      e.    commercial paper;

      f. money market instruments, including repurchase agreements and other high-quality short-term debt instruments;

      g.    shares of Exchange Traded Funds.

      h.    Shares   issued  by  unit   investment   trusts  that  are  invested
            exclusively in one or more open-end funds, none of which are Reportable Mutual Funds.

      i. "Accounts," "Securities," "Investments," and "Transactions" refer to:

      j.    an Employee's own account, securities, investments or transactions;

      k. an account, securities, investments, or transactions in which an Employee has a beneficial interest and can influence investment decisions;

      l. a personal account, security, investment, or transaction of a member of the Employee's household; or over which an Employee exercises investment discretion in a capacity other than as an Employee.

      m.    "Transactions" shall include transfers by gift.


                                 SELF-COMPLIANCE

Self-Compliance Checklist - All Employees
-----------------------------------------

Since many Transactions do not require pre-clearance through a Compliance Officer, Employees receive no advance warning or other compliance alert reminding them that a particular Transaction is prohibited or that other restrictions apply. Although Compliance Officers will monitor compliance after-the-fact, Employees are charged with responsibility for refraining from prohibited Transactions and for complying with the provisions described in this code. Employees will be held responsible for their own self-compliance with these restrictions. Employees should use the Self Compliance Checklist found at Appendix B before making personal trades and before recommending trades to clients that may involve conflicts of interest.


                    PRINCIPLES GOVERNING PERSONAL INVESTMENTS

Conflicts of Interest - Priority of Client Interests
----------------------------------------------------

Employees must give priority to the interests of INVESCO clients over their own interests in making personal investments. No Employee may knowingly buy, sell or dispose of a personal Securities investment that would favor, or appear to favor his or her interests above the interests of INVESCO clients.

Unless the answer to the below questions is a confident "NO", an employee should not make an investment.

      o "Will the investment cause my economic interest to conflict, or appear to conflict, with the interests of an INVESCO client either now or at some later time?"

      o "Would I be embarrassed if The Wall Street Journal had an article regarding my personal investment?"

      o "Would I be embarrassed to discuss the matter with my mother or father?"

Disclosure of Conflicts
-----------------------

Before an Employee engages in a personal transaction involving a potential conflict of interest with a client, such Access Employee will disclose to a Compliance Officer all relevant details of the possible conflict or appearance of conflict. Likewise, before an Access Employee recommends, directs, executes or otherwise participates in recommending or executing any Security transaction involving an INVESCO client, such Access Employee will disclose to a Compliance Officer all relevant details concerning any possible conflict, or appearance of conflict, between his or her previously existing personal investments and the interests of an INVESCO client.

For example, the capitalization and trading volume of a Security owned by an Access Employee may be relevant in determining whether there is a possible conflict of interest if that Access Employee participates in a decision to buy or sell that Security for an INVESCO client. Moreover, an Access Employee is expected to use common sense and professional judgment to determine if he or she should disclose personal information as a possible basis for conflict of interest.

Use of INVESCO Influence or Material Non-Public Information
-----------------------------------------------------------

No Employee will use the influence of his or her position to obtain a personal trading advantage. Likewise, no Employee will trade or recommend trading in Securities on the basis of material non-public information. Employees are subject to the provisions of INVESCO's Policies and Procedures regarding Insider Trading Activity.

No Recommendations to Clients of Private Placements Personally Owned
--------------------------------------------------------------------

In the event that an Employee is granted permission to make a personal investment in a non-public Security or Securities obtained pursuant to a private placement, that Employee will not participate in the consideration of whether clients should invest in that issuer's public or non-public Securities. Such consideration will be subject to independent review by investment personnel with no personal investment in that issuer.


                             INVESTMENT RESTRICTIONS

                                  ALL EMPLOYEES
                                  -------------

Initial Public Offerings
------------------------

No Employee will purchase any Security in an initial public offering.

AMVESCAP Securities
-------------------

No employee may effect short sales of AMVESCAP Securities.

Transactions in AMVESCAP Securities are subject to pre-clearance regardless of the size of the Transaction, and are subject to "black-out" periods established by AMVESCAP and holding periods prescribed under the terms of the agreement or program under which they were received. See Appendix C.

Parallel Investing Not Restricted
---------------------------------

Subject to the provisions of this Code, Employees may own the same Securities as those acquired by INVESCO for its clients.

                                ACCESS EMPLOYEES
                                ----------------

Black-out Period - Certain Access Employees
-------------------------------------------

Access Employees who are portfolio managers, and analysts supporting the portfolio manager are prohibited from knowingly buying or selling a Security within seven (7) calendar days before and seven (7) calendar days after a client that he or she manages trades in that Security. However, in the case of a Program Trade or Blind Principal Bid, which is determined to have resulted from an event rather than a discretionary decision, the portfolio manager and analysts supporting the portfolio manager whose clients purchased or sold Securities in the Program Trade or Blind Principal Bid are not restricted to the seven (7) calendar day prohibition mentioned above, but are restricted from buying within one (1) calendar day before and one (1) calendar day after a client.

Short Sales - All Access Employees
----------------------------------

Access Employees may not effect short sales of Securities in their personal accounts if the clients for whom funds they manage are long these Securities.

Short-Term Trading - All Access Employees
-----------------------------------------

The RMC believes that Access Employees should not profit in the purchase and sale, or short sale and cover of the same Security within 60 calendar days. While the RMC recognizes that short term trading strategies are generally well within the parameters of existing legal requirements, a general prohibition on short term trading profits (i.e., the purchase and sale, or short sale and cover of the same or equivalent Securities within 60 calendar days) can serve as an important safeguard device against allegations of conflicts of interest (e.g., front running client transactions). Accordingly, the prohibition against short term trading profits is designed to minimize the possibility that Access Employees will capitalize inappropriately on the market impact of trades involving client transactions to which they may be privy.

The RMC believes that this policy will help to reduce allegations of conflicts of interest. In certain circumstances, and as determined on a case-by-case basis, exceptions may be allowed at the discretion of the Chief Compliance Officer when no abuse is involved and the fairness of the situation strongly supports an exemption.

Access Employees who breach the above policies may be subject to certain sanctions including, but not limited to, reprimand, disgorgement of profits, suspension and termination of employment.

Short-term trading profits obtained in an Account from the exercise of employee stock options and the subsequent sale of the underlying stock are exempt from this prohibition and are, instead, viewed as a form of employee compensation.

Restricted List Securities - All Access Employees
-------------------------------------------------

Access Employees requesting pre-clearance to buy or sell a security on the Restricted List may be restricted from executing the trade because of potential conflicts of interest.


                             PRE-CLEARANCE OF TRADES

                                  ALL EMPLOYEES
                                  -------------

AMVESCAP Shares
---------------

Access and Non-access employees shall pre-clear purchases, sales, or other acquisition or disposal of AMVESCAP shares. Charitable contributions and any other transactions in AMVESCAP shares by gift must be pre-cleared. See Appendix C.

Private Placements
------------------

Access and Non-access employees shall pre-clear purchases, sales, or other acquisition or disposal of Private Placement Units. See Appendix C.

Charitable Contributions and Gifts
----------------------------------

The pre-clearance provisions described in the "Pre-clearance of Trades" section of this Code apply to charitable contributions of Securities and other Securities Transactions by gift the same as if such transactions were purchases and sales.

Exceptions to Pre-clearance Requirements
----------------------------------------

It is not necessary to obtain pre-clearance for the following investments:

      o     Transactions in Exempt Securities

      o     Transactions in Reportable Mutual Funds

      o Transactions made by an independent fiduciary (i.e., a discretionary account managed by persons who are not Access Employees) for an Account.

      o Securities purchased through an automatic deduction program where someone other than the Access Employee controls the timing of purchases. (However, sales of these Securities are subject to the pre-clearance procedures)

      o Purchases that are part of an automatic dividend reinvestment plan, and purchases effected upon the exercise of rights issued by an issuer pro-rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer. (However, sales of these Securities are subject to the pre-clearance procedures)

                                ACCESS EMPLOYEES
                                ----------------

Securities Transactions Exceeding $100,000
------------------------------------------

Access Employees are required to pre-clear all Transactions exceeding $100,000 involving equity and fixed income Securities, options, or futures.

Two or More Securities Transactions within Five Business Days
-------------------------------------------------------------

Access Employees effecting Transactions in the same equity or fixed income Security within five business days of the last transaction in that Security must obtain pre-clearance approval regardless of the size of the transaction. Likewise, Access Employees effecting Transactions in the same issue, whether in a stock, or a derivative of that stock, such as an option or a future on that specific stock, within five business days of the last transaction in that same stock, future or option must obtain pre-clearance approval regardless of the size of the transaction.

Recap:  Pre-clear Options and Futures Exceeding $100,000
------  ------------------------------------------------

Access Employees are required to pre-clear all Transactions exceeding $100,000 of notional value involving options or futures.

                           OTHER PRE-CLEARANCE ISSUES

Recap: When No De minimus Applies
---------------------------------

Pre-clearance is required regardless of the size of the transaction:

      o     for investments in AMVESCAP

      o     for Transactions in non-public securities or private placements

      o for Access Persons making two or more Transactions in the same stock (or in a derivative of the same stock, such as options or futures on such stocks) within five business days of one another.

Evaluation and Response to Request for Pre-Clearance
----------------------------------------------------

A Pre-clearance  Officer will evaluate a request for  pre-clearance and consider
whether  the   transaction   would  violate  any   provisions  of  the  Code.  A
Pre-clearance Officer's response to the request for pre-clearance will include:

      o Making a telephone call to or advising the Access Employee by email that his or her request is approved or denied, and

      o Filing a copy of the pre-clearance form with the Compliance Department (a sample copy of which is included as Appendix D).

Time for Which a Transaction is Approved
----------------------------------------

An Access Employee who is required to obtain pre-clearance may authorize his or her broker to execute a transaction only on the day on which approval for that transaction is given. If the transaction is not completed on that day, the Access Employee must again obtain pre-clearance for the transaction on each day that the Access Employee would like to effect the transaction.


                            NEW HIRE HOLDINGS REPORT

                                  ALL EMPLOYEES
                                  -------------

Reporting AMVESCAP Securities
-----------------------------

Access and Non-Access Employees must submit a New Hire Holdings Report if they own AMVESCAP securities. Time periods, and report forms described above for Access Employees apply for reporting these Transactions.

Reporting Private Placements
----------------------------

Access and Non-Access Employees must submit a New Hire Holdings Report if they own non-public securities. Time periods, and report forms described above for Access Employees apply for reporting these Transactions.

                                ACCESS EMPLOYEES
                                ----------------

Generally
---------

Within ten (10) calendar days of their employment start date, Access Employees must complete and submit the New Hire Holdings Report (see Appendix E) which describes brokerage account information and all Securities holdings as of any date within forty-five (45) days prior to the date of hire. Exempt Securities need not be included on the Holdings Report. Access Employees who fail to submit the report within ten (10) calendar days of their employment start date will be prohibited from engaging in any personal Securities Transactions until such report is submitted.

Attaching Account Statements
----------------------------

Access Employees may report Securities holdings by attaching a copy of their most recent account statement(s) as provided to them by their broker, bank, or other custodian.


Reporting Securities Holdings not Shown on Primary Brokerage Account Statements
-------------------------------------------------------------------------------

If an Access Employee has Securities holdings that are not shown on brokerage confirmations and statements, the Access Employee must manually report these Holdings on the New Hire Holdings Report (Appendix E), or attach other statements containing the required information. Examples of Securities holdings not necessarily included in the Access Employees primary brokerage statements include Securities purchased directly from an issuer, Securities granted by a prior employer, or Securities holdings where the Access Employee holds physical stock or bond certificates.

Reporting Certain Mutual Fund Holdings
--------------------------------------

If an Access Employee holds mutual funds defined as Reportable Mutual Funds, the Access Employee must manually report these Securities holdings on the New Hire Holdings Report (Appendix E), or attach mutual fund statements containing the required information. Reportable Mutual Funds include only mutual funds that INVESCO advises or sub-advises. Reportable Mutual Funds will be posted in the Legal and Compliance section of the INVESCO Website, as follows: http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf .


                     QUARTERLY SECURITIES TRANSACTION REPORT

                                  ALL EMPLOYEES
                                  -------------

Reporting Transactions in AMVESCAP securities
---------------------------------------------

Access and Non-Access Employees must include Transactions in AMVESCAP securities transactions on their Quarterly Transaction Reports (Appendix F). Time periods, and report forms described above for Access Employees apply for all Access and Non-Access Employees reporting these Transactions. Charitable contributions and any other transactions in AMVESCAP shares by gift must be pre-cleared. See Appendix C.

Reporting Transactions in Private Placements
--------------------------------------------

Access and Non-Access Employees must include Transactions in private placement transactions on their Quarterly Transaction Report (Appendix F). Time periods, and report forms described above for Access Employees apply for all Access and Non-Access Employees reporting these Transactions.

Charitable Contributions and Gifts
----------------------------------

The reporting provisions described in the "Quarterly Transaction Reporting" section of this Code apply to charitable contributions of Securities and other Securities Transactions by gift the same as if such transactions were purchases and sales.

                                ACCESS EMPLOYEES
                                ----------------

Generally
---------

Within thirty (30) days of the end of each calendar quarter, Access Employees shall submit the Quarterly Securities Transactions Report (see Appendix F) which describes all Securities Transactions made during the previous quarter.

In lieu of submitting this report, Access Employees may arrange to have duplicate copies of their confirmations and statements forwarded directly to the Compliance Department by the broker-dealers or banks where their Accounts are maintained.

At the close of each calendar quarter, the Compliance Department will send a reminder to Access Employees who have not made arrangements to have duplicate copies of confirmations and statements forwarded to the Compliance Department.

Stock Transactions not Shown on Primary Brokerage Statements
------------------------------------------------------------

If an Access Employee has Transactions in any Securities that are not shown on the brokerage duplicate confirmations and statements routinely provided by the broker to the Compliance Department, the Access Employee must manually report these Transactions on Quarterly Transaction Reports (Appendix F), or attach other documents containing the required information. Examples of such Transactions include sales of Securities purchased directly from an issuer, Securities granted by a prior employer, or Securities where the Access Employee holds physical certificates.

Mutual Fund Transactions
------------------------

If an Access Employee has Transactions in mutual funds that have been defined in this code as Reportable Mutual Funds, they must manually report them on the Quarterly Transaction Report (Appendix F), or arrange for duplicate copies of mutual fund confirmations and statements to be sent directly to the Compliance Department. Reportable Mutual Funds include only mutual funds that INVESCO advises or sub-advises. Those mutual funds considered Reportable Mutual Funds will be posted in the Legal and Compliance section of the INVESCO Website, as follows: http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf .


                             ANNUAL HOLDINGS REPORT

                                  ALL EMPLOYEES
                                  -------------

Reporting AMVESCAP securities
-----------------------------

Access and Non-Access Employees must submit an Annual Holdings Report if they own AMVESCAP securities. Time periods, and report forms described above for Access Employees apply for reporting these Transactions.

Reporting Private Placements
----------------------------

Access and Non-Access Employees must submit an Annual Holdings Report if they own non-public securities. Time periods, and report forms described above for Access Employees apply for reporting these Transactions.

                                ACCESS EMPLOYEES
                                ----------------

Generally
---------

At the close of each calendar year, the Compliance Department will forward a copy of the Securities Holdings Report (see Appendix E) to Access Employees. Within forty-five (45) calendar days of the end of each calendar year, Access Employees must complete and return to the Compliance Department the Annual Report, which describes all Securities accounts and Securities holdings as of December 31 of the year reported.

Access Employees need not attach a copy of their most recent  brokerage  account
statement(s)  if  the  Compliance   Department  is  already   receiving  monthly
statements directly from the broker, bank or custodian.

Reporting Securities Holdings not Shown on Primary Brokerage Account Statements
-------------------------------------------------------------------------------

If an Access Employee has Securities holdings that are not shown on the brokerage duplicate statements routinely provided by the broker to the Compliance Department, the Access Employee must manually report these Holdings on the Annual Holdings Report (Appendix E), or attach other statements containing the required information. Examples of Securities holdings not necessarily included in an Access Employee's primary brokerage statements include Securities purchased directly from an issuer, Securities granted by a prior employer, or Securities holdings where the Access Employee holds physical stock or bond certificates.

Mutual Fund Holdings
--------------------

If an Access Employee holds mutual funds defined as Reportable Mutual Funds, and the Access Employee has not already arranged to have duplicate mutual fund confirmations and statements sent to the Compliance Department, the Access Employee must manually report these Securities holdings on the Annual Holdings Report (Appendix E), or attach mutual fund statements containing the required information. Reportable Mutual Funds include only mutual funds that INVESCO advises or sub-advises. Reportable Mutual Funds will be posted in the Legal and Compliance section of the INVESCO Website, as follows: http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf .

                        REPORTING OPENING AND CLOSING OF
                  BROKERAGE OR REPORTABLE MUTUAL FUND ACCOUNTS

                                ACCESS EMPLOYEES
                                ----------------

Opening New Brokerage Accounts
------------------------------

Within ten (10) days of opening a new brokerage account, Access Employees shall submit a Securities Holdings Report (see Appendix E) providing all required information about the new account, and reporting the holdings in the new account, if any.

Reporting Initial Investments in Reportable Mutual Funds
--------------------------------------------------------

Within ten (10) days of investing for the first time in a mutual fund that is considered a Reportable Mutual Fund, Access Employees shall submit a Securities Holdings Report (see Appendix E) providing all required information. Reportable Mutual Funds include only mutual funds that INVESCO advises or sub-advises. Reportable Mutual Funds will be posted in the Legal and Compliance section of
the             INVESCO             Website,             as             follows:
http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf .

Attaching Confirmations
-----------------------

Access Employees may report Securities holdings in the new account by attaching a copy of the opening investment confirmations provided to them by the broker or mutual fund.

--------------------------------------------------------------------------------
Arranging  for  Duplicate  Confirmations  and  Statements  to  be  Sent  to  the
--------------------------------------------------------------------------------
Compliance Department
---------------------

Access Employees who do not want to manually record quarterly transactions on Quarterly Transactions Reports should arrange to have duplicate copies of their confirmations and statements forwarded directly to the Compliance Department.

Reporting Closing of Accounts
-----------------------------

Access Employees should report closing of brokerage or Reportable Mutual Fund accounts at the time they are closed.


                            ADMINISTRATIVE PROCEDURES

Compliance Officer Discretion to Make Exceptions
------------------------------------------------

Because all fact situations cannot be contemplated, INVESCO's Chief Compliance Officer retains the authority to permit exceptions to the above policies and procedures when to do so is not inconsistent with the interests of INVESCO and its clients.

Compliance Department Administration and Review
-----------------------------------------------

In order to ensure observance of these policies and procedures relating to personal investments, INVESCO's Chief Compliance Officer and the Compliance Department will:

      o Provide Employees with a link to where the Web site for the INVESCO Code of Ethics can be found;

      o Obtain certifications from employees that they have read and understood the policies and procedures contained in the INVESCO Code of Ethics and AMVESCAP Code of Conduct (see Appendix G), annually, and when an Employee is first hired;

      o Obtain answers to Questionnaires from employees (see Appendix G), annually, and when an Employee is first hired;

      o Obtain outside activity reports from employees (see Appendix H), annually, and when an Employee is first hired;

      o Provide educational programs to familiarize Employees with relevant policies and procedures;

      o Reconcile pre-clearance approvals with Quarterly Report and Annual Holding Reports;

      o Take appropriate actions to ensure compliance with the policies and procedures of the Code; and

      o     Maintain  and  review   records   related  to  personal   Securities
            Transactions and compares personal Transactions with INVESCO client transactions and holdings.

      o     Review the Code on a regular basis and update as necessary.

Risk Management Committee Enforcement

The RMC will:

      o Set an example by their personal actions of compliance with the letter and spirit of the Code;

      o Require observance of the Code and, if such policies and procedures are violated, determine the appropriate sanction for the offender, which may include termination of employment;

Confidentiality
---------------

All information submitted to the INVESCO Compliance Department pursuant to pre-clearance and post execution reporting procedures will be treated as confidential information. It may, however, be made available to governmental and Securities industry self-regulatory agencies with regulatory authority over INVESCO as well as to INVESCO's auditors and legal advisors, if appropriate.


                               OUTSIDE ACTIVITIES

Absent prior approval of the Compliance Department and the RMC, Employees may not serve as directors, officers or employees of unaffiliated public or private companies, whether for profit, or non-profit.

Employees shall submit an Outside Activities Report (Appendix G) prior to participating in outside activities, when hired, and annually when requested to by the Compliance Department.


                                      GIFTS

No Employee may receive or give any gift of more than de minimus value ($100) from any person or entity that does business with INVESCO. Employees who receive or would like to give a gift or other thing of more than de minimus value from any person or entity that does business with INVESCO should immediately contact a Compliance Officer to determine the proper disposition of such gift or whether giving such gift should be allowed.


                            AMVESCAP CODE OF CONDUCT

All Employees are subject to the AMVESCAP Code of Conduct and must abide by all its requirements.
http://www.amvescap.com/amvescap/about/code.of.conduct.2004.pdf.

[LOGO]INVESCO                                                         APPENDIX A

                             PRE-CLEARANCE OFFICERS




                  Katie Baez                       404-439-3286
                  David Osunkwo                    404-439-3157
                  Jodi Perelman                    404-439-3169
                  Gwen Tyler                       404-439-3496
                  Alfonso Visbal                   404-439-9418

[LOGO]INVESCO                                                         APPENDIX B

                           SELF-COMPLIANCE CHECKLIST


QUIZ
Q:  I am not an access person.  Does that mean that no restrictions apply to me?
A:  No.  See Introduction and "All Employees" below.

Q: My trades are always under $100,000. Does that mean that no restrictions apply to me?
A:  No.  See Complete Checklist below.

INTRODUCTION
It is your responsibility to know what transactions are prohibited under the Code of Ethics, and refrain from engaging in such transactions. Access and Non-Access Employees will be held responsible for their own self-compliance with the Code's restrictions. Consult the Code of Ethics and this checklist before making personal trades.

ALL EMPLOYEES - PRINCIPLES  GOVERNING  PERSONAL  INVESTMENTS
   o  No Transactions that favor the Employee over the client.
   o  No use of influence or position to obtain a personal trading advantage.
   o  No trades or recommendations based on material non-public information.
   o No recommendations to clients regarding private placements personally owned.
   o  Access Employees: disclose conflicts of interest to a Compliance officer:
      o Before making a personal trade involving a possible conflict of interests.
      o  Before recommending a client transaction involving a possible conflict.


ALL  EMPLOYEES - INVESTMENT  RESTRICTIONS  & REPORTS
   o  No investments in any initial public offerings.
   o  No short sales of AMVESCAP Securities.
   o Pre-clear all transactions in AMVESCAP Securities regardless of size (also subject to "black-out" periods established by AMVESCAP and holding periods prescribed under the terms of the agreement or program under which they were received.) (Appendix D).
   o Pre-clear all transactions in private placements regardless of size. (Appendix D).
   o Submit a Quarterly Report of any Transactions in AMVESCAP securities. (Appendix F).
   o Submit a Quarterly Report of any Transactions in private placements. (Appendix F).
   o Charitable Contributions and Gifts: All provisions apply to charitable contributions of Securities and other Securities Transactions by gift the same as if such transactions were purchases and sales.

ACCESS EMPLOYEES - INVESTMENT RESTRICTIONS & REPORTS
   o no short sales if the clients your group manages are long the same Securities.
   o no profit in the buy and sale, or short sale and cover of the same Security within 60 calendar days.
   o  Pre-clear transactions exceeding $100,000
   o Pre-clear transactions regardless of size, if two trades are made in the same security within five business days of one another. (Appendix D).
   o Report opening or closing of any brokerage or other custodial account (Appendix E).
   o 7 calendar day black-out on personal transactions before or after a client trade in the same security if you are the portfolio manager for the client or security, or an analyst supporting the portfolio manager (Blackout reduced to 1 day if program-trade or blind principal bid, with trade resulting from an event rather than a discretionary decision).
   o Submit a Quarterly Report of any Transactions in securities for which Compliance receives no quarterly statements. (Appendix F).
   o Submit a Quarterly Report of any Transactions in Reportable Mutual Funds. (Appendix F).

[LOGO]INVESCO                                                                                              APPENDIX C

                          AMVESCAP Stock Transaction Pre-clearance Guide and Restrictions
                                             For All Employees of INVESCO


------------------------------------------------------------------------------------------------------------------------------------
Type of Transaction in AMVESCAP                     Pre               Basis for          Quarterly Reporting   Annual Report of
                                                    Clearance         Approval           of Transactions       Holdings

------------------------------------------------------------------------------------------------------------------------------------
- Open market purchases & sales                     Yes               Not permitted in   Yes                   Yes
- Transactions in 401(k) plan                                         blackout periods.
                                                    Pre-clearance                        Atlanta Compliance    Atlanta Compliance
                                                    Officer                              Department            Department
------------------------------------------------------------------------------------------------------------------------------------
Receipt of Employee Stock Options or Grants         No                N/A                No                    No

------------------------------------------------------------------------------------------------------------------------------------
Exercise of Employee Stock Options  when same day   Yes               Not permitted in   Yes                   n/a
sale                                                                  blackout periods.
 o       Rec'd when merged w/ INVESCO               AVZ Company                          Atlanta Compliance
 o       Options for Stock Grants                   Secretarial in    Option holding     Department
 o       Options for Global Stock Plans             London (Michael   period must be
 o       Options for Restricted StkAwards           Perman's          satisfied.
                                                    office)
------------------------------------------------------------------------------------------------------------------------------------
Sale of Stocks on a Date Subsequent to the Date     Yes               Not permitted in   Yes                   Yes
the Options Were Exercised                                            blackout periods.
                                                    Pre-clearance                        Atlanta Compliance    Atlanta Compliance
                                                    Officer           Stock holding      Department            Department
                                                                      period must be
                                                                      satisfied.
------------------------------------------------------------------------------------------------------------------------------------
  Same Day Sale of Stock Purchased through          Yes               Not permitted in   Yes                   N/A
  Sharesave                                                           blackout periods.
                                                    Pre-clearance                        Atlanta Compliance
                                                    Officer                              Department
------------------------------------------------------------------------------------------------------------------------------------
Sale of Stock Purchased through Sharesave on a      Yes               Not permitted in   Yes                   Yes
Date Subsequent to Date of Purchase.                                  blackout periods.
                                                    Pre-clearance                        Atlanta Compliance    Atlanta Compliance
                                                    Officer                              Department            Department
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]INVESCO                                                         APPENDIX D

                               PRE-CLEARANCE FORM
INSTRUCTIONS

Where do I send this form?

   o Save the completed form. Then attach the document to an E-mail addressed to: #II- Personal Trade Permission. If you do not have access to E-mail, then fax to 404-439-4990, ATTN: Compliance.

What transactions are prohibited?

   o  Review Self-Compliance Checklist at Appendix B to the Code of Ethics.

All Employees:  What do I need to Pre-clear?

   o All Employees pre-clear all investments or disposals in AMVESCAP regardless of size.

   o All Employees pre-clear Transactions in non-public securities or private placements regardless of size.

   o No Employee is required to pre-clear transactions in any mutual funds. (But Access Persons should see Appendix F to the Code of Ethics regarding quarterly reports.)

Access Persons:  What additional transactions do I need to Pre-clear?

   o  Access Persons pre-clear transactions exceeding $100,000

   o Access Persons making two or more Transactions in the same stock (or in a derivative of the same stock, such as options or futures on such stocks) within five business days of one another, pre-clear the subsequent (after initial) transactions regardless of size.

REQUEST

------------------------------------------------------------------------------------------------------------------------------------
  Buy/    INVESTMENT Name + Ticker or Cusip (include   # of SHARES     Current      Principal           Custodian + Account #
  Sell    interest rate and maturity date, if                           Price         Amount
          applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I request permission to buy, sell, gift, or receive (by gift) the securities above for my own account(s) or other account(s) in which I have beneficial ownership. By signing this form, I represent the following:

   o This transaction is not based on material non-public information and is not prohibited by the Code Of Ethics or the INVESCO Institutional Insider Trading Policies and Personal Securities Trading Rules; and

   o I have disclosed the brokerage account in which this transaction is being conducted and the compliance department is receiving duplicates on the account; and

   o To my knowledge, none of the accounts managed or serviced by INVESCO has purchased or sold the security listed above during the last seven days; and

   o To my knowledge, the security is not being considered for purchase or sale by any accounts managed and/or serviced by me; and

   o This transaction will not result in a profit if it is an opposite transaction within the last 60 days; and

   o The proposed purchase of the above listed security, together with my current holdings, will not result in my having a beneficial interest in more than 5% of the outstanding voting securities of the company.


--------------------------  -------------------------  -------------------------
Employee Signature          Date                       Printed Name

--------------------------  -------------------------
Employee Position           Investment Center

--------------------------  -------------------------
Pre-clearance Officer       Date

[LOGO]INVESCO                                                APPENDIX E - Page 1

                            NEW HIRE HOLDINGS REPORT
                          NEW BROKERAGE ACCOUNT REPORT
                             ANNUAL HOLDINGS REPORT

------------------------------------------------------------------------------------------------------------------------------------
Check the applicable box:

____ NEW HIRE HOLDINGS REPORT Due w/in 10 days of hire, and may not be more than 45 days old.
____ NEW BROKERAGE ACCOUNT REPORT Due within 10 days of opening the account.
____ ANNUAL HOLDINGS REPORT Due February 14.  Must be from December 31 or later.
------------------------------------------------------------------------------------------------------------------------------------


Print Name  _________________________________                          ____ No Holdings to Report  (Check if Applicable)

Section 1 - Accounts

List all brokerage accounts you currently maintain for yourself, your spouse or any immediate family member who shares the same household. Also list any accounts you maintain for Reportable Mutual Funds. Reportable Funds are shown on the following Web Site:
http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf. No other mutual fund accounts/holdings need to be reported.

------------------------------------------------------------------------------------------------------------------------------------
                                                          Employee Account #1                            Employee Account #2
------------------------------------------------------------------------------------------------------------------------------------
Brokerage Firm or Custodian's  Name

------------------------------------------------------------------------------------------------------------------------------------
Contact Person at Broker or Custodian
------------------------------------------------------------------------------------------------------------------------------------
Broker or Custodian's Address

------------------------------------------------------------------------------------------------------------------------------------
A/C #
------------------------------------------------------------------------------------------------------------------------------------
Names on Account or Account Title
------------------------------------------------------------------------------------------------------------------------------------
Does Compliance Receive Duplicate
Stmts andConfirms?
------------------------------------------------------------------------------------------------------------------------------------
Do you "decide?" (Answer "Yes" if
you or the account owner has
retained authority to make
investment decisions. Answer "No"
if you or the account owner has
turned over all buy/sell decision
authority to an investment manager,
trustee, or other fiduciary.)
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]INVESCO                                                 APPENDIX E- Page 2

                            NEW HIRE HOLDINGS REPORT
                          NEW BROKERAGE ACCOUNT REPORT
                             ANNUAL HOLDINGS REPORT

Section 2 - Holdings

What if I Have No Quarterly Account Statements?
If you have investments that are not shown on quarterly statements, please list those securities in the table below. Examples are Securities purchased directly from an issuer, Securities granted by a prior employer, Private placements, and Securities holdings where the Access Employee holds physical stock or bond certificates.

What if Duplicate Statements are Automatically Sent to Compliance?
For holdings already reported to Compliance on duplicate statements sent by the custodian, you need not fill in the information below, nor attach any statement. New Hires should attach statements or fill in the required information. For New Brokerage Account reports, attach confirmations or statements, or fill in the required information.

What Mutual Fund Holdings Must be Reported?
Mutual Funds Reportable by Access Persons are shown on the following Web Site: http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf. Attach statements or fill in the information below if you own funds shown on that site. No other mutual fund holdings need to be reported.

------------------------------------------------------------------------------------------------------------------------------------
Investment Name & Ticker or Cusip                      # of         Price    Principal      Broker or Custodian
                                                       Shares                Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Section 3 - Certifications

I certify that I have disclosed on this form, or attached, all personal securities Transactions, holdings, and accounts required to be disclosed. This form is not an admission of any direct or indirect ownership in the Securities described. I hereby authorize INVESCO to download or make other disclosure to service providers, all transaction data I provide during my employment, as necessary to aid INVESCO's efficient implementation of the Code of Ethics.



-----------------------    ----------------------    ---------------------------
SIGNATURE                  DATE                      PRINTED NAME

PLEASE FORWARD TO THE COMPLIANCE DEPARTMENT, ATLANTA.

[LOGO]INVESCO                                                         APPENDIX F

                    QUARTERLY SECURITIES TRANSACTIONS REPORT
              (Due 30 days after the end of the calendar quarter.)



For Quarter Ending _________________    Print Name ________________________

Please note that, Access Persons are not required to report all Transactions in mutual funds. They are only required to report Transactions in mutual fund that
INVESCO         advises         or         sub-advises,         listed        at
http://atlas.amvescap.com/usinst/reportable_mutual_funds.pdf.        (Non-Access
Persons need not report any mutual fund holdings.) For transactions already reported to Compliance on duplicate confirmation statements sent by the custodian, you need not fill in the information below, nor attach any statement.


------------------------------------------------------------------------------------------------------------------------------------
     Date       Buy/   INVESTMENT Name + Ticker or Cusip   # of SHARES    Price     Principal          Custodian and Account #
                Sell   (include interest rate and                                    Amount
                       maturity date, if applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If you have  acquired or disposed  of a Security in a  transaction  other than a purchase or sale (e.g., by gift), please describe the nature of the transaction, below:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Date:                               Signature:
       --------------------                    ---------------------------------

Printed Name: _____________________________________

PLEASE FORWARD TO THE COMPLIANCE DEPARTMENT, ATLANTA.

[LOGO]INVESCO                                                                                  APPENDIX G - Page 1

                   Compliance Questionnaire and Certification

This Questionnaire is designed to elicit information required to assure compliance with SEC and NASD Regulations.
It is extremely important that you exercise great care in completing this questionnaire.

------------------------------------------------------------------------------------------------------------------------------------
--------------------

                                                                                                                       YES       NO
A   (1)......Do you currently have any securities (NASD or state) licenses that have not been reported to Compliance?../_/......./_/

    (2)......If so, please notify Atlanta's Compliance Department at 404-439-3157.

    (3)......Do you have any Outside Activities that have not previously been reported to Compliance? If so, notify
             Atlanta's Compliance Dept at 404-439-3157................................................................./_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
B   (1)......Have you made any political or charitable  contributions on behalf of INVESCO and/or for which you were reimbursed by INVESCO in the past 12 months?............................................................../_/......./_/
    (2)......If so, to whom:____________________________________________________________________________________________
    (3)......Have you made any political contributions to individuals running for office in the State of Connecticut?../_/......./_/
    (4)......If so, to whom:____________________________________________________________________________________________

C.  Have you been convicted of or plead guilty or nolo contendere ("no contest") in a domestic, foreign, or military court to:
    (1)......a felony or misdemeanor involving: investments or any securities business, commodities business, or other investment-related business?............................................................................../_/......./_/

    (2)......a felony or misdemeanor involving: fraud, false statements or omissions, wrongful taking of property, or bribery, forgery, counterfeiting or extortion?, or a conspiracy to commit any of these offenses?........../_/......./_/

    (3)......gambling?................................................................................................./_/......./_/

    (4)......any other felony? (such conviction may be relevant if job related, but does not bar you from employment)../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
D.  Have you, or an organization over which you exercised management or policy control, ever been charged with any felony or charged with a misdemeanor specified in question F(1) or (2) in a domestic or foreign court?..................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
E.  Has any domestic or foreign court ever:

    (1)......enjoined you in connection with any activity in any securities business, commodities business, or other investment-related business?...................................................................../_/......./_/

    (2)......found that you were involved in a violation of investment-related statutes or regulations?................/_/......./_/

    (3)......ever dismissed, pursuant to a settlement agreement, an investment-related civil action brought against you by a state or foreign financial regulatory authority?........................................./_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
F.  Has the U.S. Securities and Exchange Commission or the Commodity Futures Trading Commission ever:

    (1)......found you to have made a false statement or omission?...................................................../_/......./_/

    (2)......found you to have been involved in a violation of investment-related regulations or statutes?............./_/......./_/

    (3)......found you to have been a cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?......................................................./_/......./_/

    (4)......entered an order denying, suspending or revoking your registration or disciplined you by restricting your activities?.............................................................................................../_/......./_/

    (5)......imposed a civil money penalty on you, or ordered you to cease and desist from any activity?.............../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
G.  Has any other Federal  regulatory agency or any state regulatory agency or foreign financial  regulatory  authority ever:

    (1)......found you to have made a false statement or omission or been dishonest, unfair or unethical?............../_/......./_/

    (2)......found you to have been involved in a violation of investment regulations or statutes?...................../_/......./_/

    (3)......found you to have been a cause of any investment-related business having its authorization to do business denied, suspended, revoked, or restricted?......................................................./_/......./_/

    (4)......entered an order against you in connection with investment-related activity?............................../_/......./_/

    (5)......denied, suspended, or revoked your registration or license or otherwise prevented you from associating with an investment-related business, or disciplined you by restricting your activities?.................../_/......./_/

    (6)......revoked or suspended your license as an attorney, accountant or federal contractor?......................./_/......./_/

    (7)......denied licensing or registration privileges?............................................................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------


H.  Has the AIMR (Association for Investment Management and Research) Institute ever:

    (1)......found you to have made a false statement or omission or been dishonest, unfair or unethical?............../_/......./_/

    (2)......found you to have been involved in a violation of the Code of Ethics or Performance Presentation
             Standards?................................................................................................/_/......./_/

    (3)......found you to have been a cause of any investment-related business having its authorization to do business denied, suspended, revoked, or restricted?......................................................./_/......./_/

    (4)......entered a complaint against you in connection with investment-related activity?.........................../_/......./_/

    (5)......denied, suspended, or revoked your charter or otherwise prevented you from associating with an investment-related

                                       25

       ......business, or disciplined you by restricting your activities?............................................../_/......./_/


                                       26

[LOGO]INVESCO                                                                                        APPENDIX G - Page 2

                                    Compliance Questionnaire and Certification

I. Has any self-regulatory organization or commodities exchange:                                                        YES       NO

    (1)      found you to have made a false statement or omission?...................................................../_/......./_/

    (2)      found you to have been involved in a violation of its rules?............................................../_/......./_/

    (3)      found you to have been the cause of an investment-related business having its authorization to do business denied, suspended, revoked or restricted?......................................................../_/......./_/

    (4)      disciplined you by expelling or suspending you from membership,  barring or suspending your association with its members, or restricting your activities?........................................................./_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
J.  Has any foreign government ever entered an order against you related to investments or fraud?....................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
K.  Have you ever been the subject of an investment-related, consumer-initiated complaint or proceeding that:


    (1)      alleged compensatory damages of $10,000 or more, fraud, or wrongful taking of property?.................../_/......./_/

    (2)      was settled or decided against you for $5,000 or more, or found fraud or the wrongful taking of property?./_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
L.  Are you now the subject of any complaint, investigation, or proceeding that could result in a "yes" answer to parts F-N of this item?............................................................................................/_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
M.  Has a bonding company denied, paid out on, or revoked a bond for you?............................................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
N.  Do you have any unsatisfied judgments or liens against you?......................................................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
O.  Have you or a firm that you exercised management or policy control over, or owned 10% or more of the securities
of, failed in business made a compromise with creditors, filed a bankruptcy petition or been declared bankrupt?        /_/       /_/

------------------------------------------------------------------------------------------------------------------------------------
P. Has a broker or dealer firm that you exercised management or policy control over, or owned 10% or more of the securities of, been declared bankrupt, had a trustee appointed under the Securities Investor Protection Act, or had a direct payment procedure initiated?.........................................................................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------
Q.  Have you been discharged or permitted to resign because you were accused of:

    (1)      violating investment-related statutes, regulations, rules, or industry standards of conduct?............../_/......./_/

    (2)      fraud or the wrongful taking of property?................................................................./_/......./_/

    (3)      failure to supervise in connection with investment-related statutes, regulations, rules or industry standards of conduct?..................................................................................../_/......./_/

------------------------------------------------------------------------------------------------------------------------------------

I acknowledge that I have read the questions on this form, and I affirm that my answers (including attachments) are true and complete to the best of my knowledge.

I certify that I have read and understand the INVESCO Code of Ethics (see Atlas Web Site: http://atlas.amvescap.com/usinst/ops/compman_pdf.html ) and the AMVESCAP Code of Conduct ( See Atlas Web Site: http://www.amvescap.com/amvescap/about/code.of.conduct.2004.pdf. ). I acknowledge that I am subject to and have complied with and will continue to comply with the policies and procedures contained therein. I will report all personal securities Transactions required to be disclosed. Check the applicable box:...

                                                     ___  Non-Access Employee

                                                     ___  Access Employee



________________        __________________________   __________________________
DATE                    SIGNATURE                    PRINT NAME

[LOGO]INVESCO                                                         APPENDIX H

                   DISCLOSURE OF ACTIVITIES OUTSIDE OF INVESCO

This is to advise my INVESCO employer and the Compliance Department of the following outside activity, so as to avoid any possible conflict of interest as it relates to my current position with the firm.



                                                           Investment
Name                                     Title             Center
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name of Outside Organization
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Position
--------------------------------------------------------------------------------

Compensation (direct/indirect)
--------------------------------------------------------------------------------
Investment/Ownership in Organization
--------------------------------------------------------------------------------

Public or Non-public
--------------------------------------------------------------------------------

Charitable/Non Charitable
--------------------------------------------------------------------------------
Professional/Personal Relationship to
Organization
--------------------------------------------------------------------------------
Time required away from INVESCO
Responsibilities
--------------------------------------------------------------------------------

Basic Functions to be Performed
--------------------------------------------------------------------------------

Possible Conflict of Interest
--------------------------------------------------------------------------------

I understand that my first priority is to INVESCO. At all times I will continue to abide by the INVESCO Compliance Manual guidelines, especially those that may involve ethical behavior, client information, release of material non-public ("insider") information, personal trading, company supplied research material, proprietary information/computer systems data or programs and/or the purchase/sale of securities involving INVESCO clients. Further, I will make it known to all necessary parties that my involvement with any other organization is not meant financially or otherwise to benefit or involve INVESCO. I will not use my position with INVESCO or use the INVESCO name or any association with INVESCO as part of my involvement with this outside activity. No contribution or compensation that I may make or receive, whether direct or indirect, is to be construed as a direct or indirect arrangement with INVESCO. Should any of the above information change, I will notify my supervisors and the INVESCO Compliance Department immediately. In addition, should I become aware of any public offerings by the non-INVESCO company, or should I purchase or be granted additional shares of stock in the non-INVESCO company, I will immediately advise the INVESCO Compliance Department and submit any necessary supplemental documentation.

At this time, I do _________   or   do not _________       have any outside activities to report.

Employee Signature: __________________________  Date: _______________

Compliance: __________________________________  Date: _______________

Employee Supervisor:__________________________  Date: _______________

              PLEASE FORWARD TO THE COMPLIANCE DEPARTMENT, ATLANTA.




                                       28